EXHIBIT 15

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

1.	Registration Statement (Form F-3 No. 333-178225) pertaining to AEGON USA Producer Stock Option and Award Plan,

2.	Registration Statement (Form F-3 No. 333-178224) pertaining to AEGON USA Producers’ Stock Purchase Plan,

3.	Registration Statement (Form F-3 No. 333-150786) pertaining to AEGON Funding Company LLC,

4.	Registration Statement (Form F-3 No. 333-174878) pertaining to AEGON Funding Company LLC,

5.	Registration Statement (Form S-8 No. 333-89814) pertaining to AEGON USA, Inc. Profit Sharing Plan,

6.	Registration Statement (Form S-8 No. 333-129662) pertaining to AEGON USA Companies Management Stock Option Plan – 2005,

7.	Registration Statement (Form S-8 No. 333-132839) pertaining to AEGON USA Companies Employee Stock Option Plan – 2005,

8.	Registration Statement (Form S-8 No. 333-132841) pertaining to AEGON USA Companies Employee Stock Option Plan – 2006,

9.	Registration Statement (Form S-8 No. 333-138210) pertaining to AEGON USA Companies Management Stock Option Plan – 2006,

10.	Registration Statement (Form S-8 No. 333-144174) pertaining to AEGON USA Companies Employee Stock Option Plan – 2007,

11.	Registration Statement (Form S-8 No. 333-144175) pertaining to AEGON USA Companies Management Stock Option Plan – 2007,

12.	Registration Statement (Form S-8 No. 333-151984) pertaining to AEGON USA Companies Employee Stock Option Plan – 2008,

13.	Registration Statement (Form S-8 No. 333-151983) pertaining to AEGON USA Companies Management Stock Option Plan – 2008,

14.	Registration Statement (Form S-8 No. 333-150774) pertaining to AEGON USA, Inc. Profit Sharing Plan, and

15.	Registration Statement (Form S-8 No. 333-157843) pertaining to AEGON USA, LLC Profit Sharing Plan.

of our reports dated March 21, 2012 with respect to the consolidated financial statements and schedules of AEGON N.V. and the effectiveness of internal control over financial reporting of AEGON N.V. included in this Annual Report for the year ended December 31, 2011.

/s/ Ernst & Young Accountants LLP

The Hague, The Netherlands

March 21, 2012